Rule 497(d)


                                    FT 6350

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the 2016 hypothetical annual returns through September 30, 2016 for the Global Target 15 Strategy, the Target Dividend Multi-Strategy, the Target VIP Strategy and the Cumulative International Index Returns are 0.73%, 4.94%, 3.92% and 3.21%, respectively.

November 1, 2016